MFS SERIES TRUST I

                           CERTIFICATION OF AMENDMENT
                           TO THE DECLARATION OF TRUST


                             REDESIGNATION OF SERIES

      Pursuant to Sections 6.11 and 9.3 of the Amended and Restated Declaration of Trust dated December 16, 2004, as amended (the "Declaration"), of MFS Series Trust I, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), the undersigned, constituting a majority of the Trustees of the Trust, hereby redesignate an existing series of Shares (as defined in the Declaration) as follows:

      The series designated as MFS Cash Reserve Fund shall be redesignated as MFS U.S. Government Cash Reserve Fund.

      Pursuant to Section 10.1 of the Declaration, this redesignation of series of Shares shall be effective July 1, 2014.


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IN WITNESS WHEREOF, a majority  of  the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of June 27,
2014   and further certify, as provided by the provisions of Section  9.3(c)  of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

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|                                     |
|STEVEN E. BULLER                     |
|Steven E. Buller                     |
|c/o MFS Investment Management        |
|111 Huntington AvenueBoston, MA 02199|
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|                                     |
|                                     |
|ROBERT E. BUTLER                     |
|Robert E. Butler                     |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
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|                                     |
|                                     |
|MAUREEN R. GOLDFARB                  |
|Maureen R. Goldfarb                  |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
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|                                     |
|                                     |
|DAVID H. GUNNING                     |
|PersonNameDavid H. Gunning           |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
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|                                     |
|                                     |
|WILLIAM R. GUTOW                     |
|PersonNameWilliam R. Gutow           |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
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|                                     |
|                                     |
|MICHAEL HEGARTY                      |
|Michael Hegarty                      |
|c/o MFS Investment Management        |
|111 Huntington Avenue                |
|Boston, MA 02199                     |
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JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199
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|                             |
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|                             |
|                             |
|ROBERT J. MANNING            |
|Robert J. Manning            |
|MFS Investment Management    |
|111 Huntington Avenue        |
|Boston, MA 02199             |
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|                             |
|                             |
|ROBIN A. STELMACH            |
|Robin A. Stelmach            |
|MFS Investment Management    |
|111 Huntington Avenue        |
|Boston, MA 02199             |
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|                             |
|                             |
|LAURIE J. THOMSEN            |
|Laurie J. Thomsen            |
|c/o MFS Investment Management|
|111 Huntington Avenue        |
|Boston, MA 02199             |
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|                             |
|                             |
|ROBERT W. UEK                |
|Robert W. Uek                |
|c/o MFS Investment Management|
|111 Huntington Avenue        |
|Boston, MA 02199             |
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